                                 EXHIBIT 10.12b

                                 [LETTERHEAD]



March 27, 1996


Mr. James R. Dunathan
President and Chief Executive Officer
Anchor Pacific Underwriters, Inc.                        DELIVERED BY FACSIMILE
1800 Sutter St. Suite 400                                (510) 676-9317
Concord, California 94520


re: Account Transition

Dear Jim:

Based upon additional telephone conversations with Earl Wiklund, I believe we have concluded the remaining items to end our business relationship on a mutually beneficial basis. The following summarizes our agreement regarding the following:

1) Anchor Pacific Underwriters, Inc. and Harden & Company Insurance Services, Inc. will pay to BRC Health Care (formerly known as CMSI), $16,500 to settle any and all (I) items regarding all document and forms inventory as detailed on "Attachment A", (II) BRC's Checkguard check writing system that was purchased, developed and installed by BRC to facilitate Anchor's check writing process; and (III) all BRC computer equipment detailed on "Attachment B" ("Agreed Settlement Amount").

2) Anchor Pacific will pay the Agreed Settlement Amount to BRC in two (2) consecutive monthly payments of $8,250 commencing January, 1997 and due by the 25th of each month; and the last payment due no later than February 25, 1997.

3) Anchor retains the right to payoff the amounts due to BRC on or before February 25, 1997 at any time without penalty. However, if Anchor defaults in making any of these payments, BRC will have the right, but not the obligation, to assess interest charges at the prevailing prime interest rate plus two points at the time of default on the remaining outstanding balance, and continuing until the remaining balance of the Agreed Settlement Amount is paid.

4) As part hereof, Anchor agrees to execute a UCC-1 Financing Statement and Note Payable Agreement in the forms attached hereto.

Please signify your acceptance of this agreement where indicated below and return one of the originals to my attention at the address listed above. All payments of the Agreed Settlement Amount should be remitted to:

                                       BRC Health Care, Inc.
                                       1111 W. Mockingbird Lane Ste #1400
                                       Dallas, Texas 75247-5014
                                       Attn: Darrell T. Carpenter

Letter: Account Transition
March 27, 1996
Page 2 of 2

If you have any questions concerning the attachments or this proposed agreement, please call me directly at (214) 640-5611.

To my knowledge, this agreement closes all outstanding issues between our two organizations and the transition of services from BRC to Anchor will proceed as scheduled for April 1, 1996. Additionally, we will forward to Anchor the information necessary to aid in the transition of existing personnel from BRC to Anchor.

Thank you for your help in concluding this matter and best wishes for your organization's success in the future.

Very truly yours,

/s/ DARRELL T. CARPENTER

Darrell T. Carpenter
Division Controller
BRC Health Care, Inc.

ACKNOWLEDGED AND ACCEPTED THIS 29TH DAY OF MARCH, 1996:

ANCHOR PACIFIC UNDERWRITERS, INC.

By:  /s/ JAMES R. DUNATHAN
     ---------------------
     James R. Dunathan
     President and Chief Executive Officer

Enclosures:  Note Payable Agreement.
             UCC-1 Financing Statement.

cc:  Earl Wiklund, CFO, Anchor Pacific Underwriters, Inc.
     David Hart, Exec. VP, BRC Health Care
     David Koeninger, Sr. VP, BRC Health Care

                              BRC FORMS INVENTORY
                      Cost Center 96500 - Harden Company

                          Package          Package                        Quantity       Inventory
Form Type                   Type           Quantity        Cost           Packages         Value
- --------------------------------------------------------------------------------------------------------
BLUE BAR                  Carton            3,100         $ 13.85 /m        5.00            $69.25
IDCARD2                   Carton            1,000          838.95 /m        1.25          1,048.69
IDCARD4                   Carton            1,000          738.94 /m        1.25            923.68
IDCARD4 w/o back          Carton            1,000          738.94 /m        1.00            738.94
IDCARD4 Green             Carton            1,000          738.94 /m        1.00            738.94
PAST DUE NOTICE           Carton            1,100          700.00 /m        0.10             70.00
S/F BILLS                 Carton            1,000          169.10 /m        0.00              0.00
MET BILLS                 Carton            1,000          233.90 /m        0.75            175.43
IH Bills                  Carton            1,000          275.31 /m        2.40            660.74
FILE LABELS               Carton            6,000            2.64 /m        0.33              5.23
WIDE LABELS               Carton           12,000            3.64 /m        1.00             43.68
SCERT LABEL               Carton            3,000            6.98 /m        1.00             20.94
ECERT LABEL               Carton            4,000            4.79 /m        1.00             19.16
MCERT LABEL               Carton            2,000           10.26 /m        2.00             41.04
CONT. 2ND SHEET           Carton            1,100           86.36 /m        2.00            190.00
LASER - LHED              Carton            4,000           38.75 /m        3.00            116.25
LASER - 2ND SHEET         Carton            4,000           28.40 /m       16.00            454.40
TONER HP4 LASER             Each                1          111.20 /ea      10.00          1,112.00
INK CART MICR XEROX         Each                1          205.00 /ea       1.00            205.00
PRINT CART XEROX            Each                1          357.00 /ea       4.00          1,428.00
6408 RIBBON                 Each                1            8.95 /ea      36.00            322.20
4234 RIBBON                 Each                1           37.50 /ea       4.00            150.00
LASER - EOBS              Carton            2,500           23.40 /m        2.00             46.80
LASER - CHECKS            Carton            2,500           26.90 /m        7.00            188.30
LASER - PREM CHK            Ream              500          125.91 /m        3.50            220.34
- --------------------------------------------------------------------------------------------------------
                                                                      Final Total        $8,989.00
- --------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------


                                  ATTACHMENT A

BRC HEALTH CARE, INC.                   DATE OF PHYSICAL INVENTORY:-----------
PHYSICAL INVENTORY SCHEDULE

COMPANY OWNED EQUPMENT - USED IN DAY-TO-DAY ACTIVITIES

LOCATION:_HARDEN & COMPANY, CONCORD CA    COST CENTER NUMBER:_96500-----------

                                                    MANUFACTURER        BRC ASSET        EQUIPMENT       RESPONSIBLE
ITEM DESCRIPTION             MANUFACTURER          SERIAL NUMBER         NUMBER          LOCATION          EMPLOYEE         COMMENTS
- -----------------------------------------------------------------------------------------------------------------------------------

Personal Computer 386        Compaq                 031146CC560                          Computer Room     S. Nelson
LaserJet 4 printer           Hewlett Packard        USBC083033                           Computer Room     S. Nelson
DeskJet 500 printer          Hewlett Packard        3030S64098                           Computer Room     S. Nelson
DeskJet 500C printer         Hewlett Packard        32196A11353                          Computer Room     S. Nelson
Monitor                      Amdek                  2291009910                           Computer Room     S. Nelson
Keyboard                     Compaq                 0131146CC560                         Computer Room     S. Nelson
9600SA modem                 Practival Peripherals  2390232544                           Computer Room     S. Nelson



Equipment Inventory Schedule                              ATTACHMENT B

                                PROMISSORY NOTE

$16,500.00                                                       March 29, 1996

   For value received, the undersigned ("Maker"), promise(s) to pay to the order of BRC Health Care, Inc., an Oregon corporation ("Payee"), the principal sum of Sixteen Thousand, Five Hundred and No/100 Dollars ($16,500.00) in lawful money of the United States of America which shall be legal tender for the payment of this debt without interest. The principal shall be due and payable as follows:

   Principal and interest on this Note are payable at Business Records Corporation, 1111 W. Mockingbird Lane, Suite 1400, Dallas, Texas 75247,
Attention: Mr. Darrell T. Carpenter.

   Maker agrees to execute whatever additional documentation that BRC deems necessary and/or desirable to perfect its secured interest thereunder and thereunder through an UCC-1 Financing Statement to be filed with the Texas Secretary of State's Office once it has been executed by Maker ("Security Document"). The file-stamped copy of the Security Document shall be attached hereto and incorporated herein as Exhibit "A". Any default under the letter agreement attached hereto as Exhibit "B" ("Letter Agreement"), and/or the Security Document, or hereunder (collectively the "Default"), shall cause Payee to have the option, but not the obligation, to accelerate the entire principal balance to become due and payable immediately, without notice or demand. An event of Default shall be deemed to have occurred upon any the following:

      1. Default in the payment of principal due hereunder or in the performance of any of the covenants or provisions of the Letter Agreement, or Security Document executed in connection with the indebtedness evidenced hereby; and/or

      2. The death, liquidation, termination or dissolution of Maker or any other party liable for the payment hereof, whether as endorser, guarantor, surety or otherwise; and/or

      3. The bankruptcy or insolvency of, the assignment for the benefit of creditors by, or the appointment of a receiver for any property of any party liable for the payment of this Note, whether as maker, endorser, guarantor, surety or otherwise.

   During the existence of any default hereunder or under any instrument securing or evidencing the indebtedness evidenced hereby, the entire unpaid balance of principal shall bear interest at the highest rate permitted by applicable law, or, if no such maximum rate is established by applicable law, then at the rate of prime plus two percent.

   Maker hereby waives presentment for payment, demand and notice of nonpayment of this Note, and understands that BRC, may in its sole discretion, extend repayment of any part or whole of the debt at any time at the request of Maker. Provided, however, that in the event this Note shall be placed in the hands of an attorney for collection, Maker shall also be liable to BRC for any reasonable attorneys fees and costs incurred in connection with such collection.

   This Note shall be governed by, and construed in accordance with the laws of the State of Texas, and the United States of America to the extent that the laws of the United States of America would permit the holder hereof to contract for, charge, receive, take and reserve a greater amount of interest than would otherwise be permitted by applicable Texas law.

Promissory Note
Anchor Pacific Underwriters, Inc.
Page 2 of 2

   Whenever used herein, the words "Maker" and "Payee" shall be deemed to include their respective heirs, personal representatives, successors and assigns.

   In Witness Whereof, the undersigned has hereunto set its hand as of the day and year first above written.

                                       MAKER:

                                       ANCHOR PACIFIC UNDERWRITERS, INC.
                                       a Delaware Corporation

                                       By: /s/ JAMES R. DUNATHAN
                                       Its: President & C.E.O.

                      THIS FINANCING STATEMENT IS PRESENTED TO A FILING OFFICER FOR FILING PURSUANT TO THE UNIFORM COMMERCIAL CODE.


- ------------------------------------------------|---------------------------|---------|------------------|-------------------
1. DEBTOR (IF PERSONAL) LAST NAME               | FIRST NAME                |M.I.     |1A. PREFIX        | 1B. SUFFIX
   Anchor Pacific Underwriters, Inc.            |                           |         |                  |
- ------------------------------------------------|--------------|------------|---------|------------------|-------------------
1C. MAILING ADDRESS                                            |1D. CITY, STATE                          |1E. ZIP CODE
    1800 Sutter Street, Suite 400                              |   Concord, CA                           |     94520
- ------------------------------------------------|--------------|------------|---------|------------------|-------------------
2. ADDITIONAL DEBTOR (IF PERSONAL) LAST NAME    | FIRST NAME                |M.I.     |2A. PREFIX        | 2B. SUFFIX
   Harden & Company Insurance Services, Inc.    |                           |         |                  |
- ------------------------------------------------|--------------|------------|---------|------------------|-------------------
2C. MAILING ADDRESS                                            |2D. CITY, STATE                          |2E. ZIP CODE
    1800 Sutter Street, Suite 400                              |   Concord, CA                           |     94520
- ------------------------------------------------|--------------|------------|----------------------------|-------------------
3. SECURED PARTY (IF PERSONAL) LAST NAME        | FIRST NAME                |M.I.
   BRC Health Care, Inc.                        |                           |
- ------------------------------------------------|--------------|------------|----------------------------|-------------------
3A. MAILING ADDRESS                                            |3B. CITY, STATE                          |3C. ZIP CODE
    1111 W. Mockingbird Lane., Suite 1400                      |   Dallas, TX                            |     75247
- ---------------------------------------------------------------|-----------------------------------------|-------------------
4. ASSIGNEE OF SECURED PARTY (IF ANY)

- ---------------------------------------------------------------|-----------------------------------------|-------------------
4A. MAILING ADDRESS                                            |4B. CITY, STATE                          |4C. ZIP CODE
                                                               |                                         |
- ---------------------------------------------------------------|-----------------------------------------|-------------------
5. This FINANCING STATEMENT covers the following types or items of property. (If collateral is crops, fixtures, timber or minerals, read Instruction B. 5-6 on back.)

   As specified in attached letter and Promissory Note dated 3/27/96.



- -------------------------------------------------|--------------------------------------------------------------------------
6. CHECK ONLY         6A.       PRODUCTS OF      | 6B.    THIS FINANCING STATEMENT IS          NUMBER OF ADDITIONAL
   OF                    /  /   COLLATERAL ARE   |    / / TO BE FILED FOR RECORD IN            SHEETS
   APPLICABLE                   ALSO COVERED     |        THE REAL ESTATE RECORDS.             PRESENTED-----------
- -------------------------------------------------|--------------------------------------------------------------------------
7. CHECK              7A. THIS FINANCING STATEMENT IS SIGNED BY THE SECURED PARTY
   APPROPRIATE            INSTEAD OF THE DEBTOR TO PERFECT A SECURITY INTEREST IN    / /(1)   / /(2)  / /(3)  / /(4)  / /(5)
   BOX                    COLLATERAL IN ACCORDANCE WITH INSTRUCTION B. 7 ITEM:
- ----------------------------------------------------------------------------------------|------------------------------------|
8. SIGNATURE(S)                                                                         |THIS SPACE FOR USE OF FILING OFFICER|
   OF                         /s/ JAMES R. DUNATHAN                                     |(DATE, TIME, NUMBER, FILING OFFICER)|
   DEBTOR(S)                                                                            |                                    |
- ----------------------------------------------------------------------------------------|                                    |
                                                                                        |                                    |
                                                                                        |                                    |
                                                                                        |                                    |
- ----------------------------------------------------------------------------------------|                                    |
   SIGNATURE(S)                                                                         |                                    |
   OF                         /s/ Earl Wiklund                                          |                                    |
   SECURED PARTY(IES)                                                                   |                                    |
- ----------------------------------------------------------------------------------------|                                    |
                                                                                        |                                    |
                                                                                        |                                    |
                                                                                        |                                    |
- ----------------------------------------------------------------------------------------|                                    |
9. Return copy to:                                                                      |                                    |
                                                                                        |                                    |
   NAME      BRC Health Care, Inc.                                                      |                                    |
   ADDRESS   1111 W. Mockingbird Lane, Suite 1400                                       |                                    |
   CITY      Dallas, TX 75247                                                           |                                    |
   STATE     Attn: Darrell T. Carpenter                                                 |                                    |
   ZIP                                                                                  |                                    |
- ----------------------------------------------------------------------------------------|------------------------------------|
                  STANDARD FORM - FORM UCC-1 (REV. 9/1/90) -C- 1990 OFFICE OF THE SECRETARY OF STATE OF TEXAS


(1) FILING OFFICER COPY - NUMERICAL